UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2007

HSBC AUTO RECEIVABLES CORPORATION

(Exact name of the depositor as specified in its charter)

HSBC FINANCE CORPORATION

(Exact name of the sponsor as specified in its charter)

Nevada	333-131714	36-4220459
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of depositor)	(I.R.S. Employer Identification No. of depositor)
c/o HSBC FINANCE CORPORATION Attention: Michael J. Forde 2700 Sanders Road, Prospect Heights, Illinois		60070
(Address of principal executive offices of the depositor)		Zip Code

Depositor's telephone number, including area code (702) 243-1241
Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8	Other Events
Item 8.01.	Other Events.

On February 10, 2006, HSBC Auto Receivables Corporation filed a shelf registration statement on Form

S-3 (Reg. No. 333-131714) with the Securities and Exchange Commission (the “Commission”), as amended on April 25, 2006, May 19, 2006 and May 25, 2006, relating to the issuance of auto receivables asset-backed securities.

The document filed with this Current Report on Form 8-K under Item 9.01 is being filed as an amendment to Exhibit 1 to the registration statement referenced above and is incorporated by reference herein.

Section 9	Financial Statements and Exhibits
Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Form of Underwriting Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC AUTO RECEIVABLES CORPORATION, (Depositor)
By: /s/ Steven H. Smith Name: Steven H. Smith Title: Vice President and Assistant Treasurer

Dated: January 11, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.1	Form of Underwriting Agreement.

2